Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Red Rock Pictures Holdings Inc. (the “Company”) on Form 10-K for the year ending August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Reno R. Rollé, Chief Executive Officer and President of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 14, 2010

RED ROCK PICTURES HOLDINGS INC.

By: /s/ Reno Rollé
Reno Rollé
President, Chief Executive Officer, and Director